Exhibit 23.2

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
    As independent public accountants, we hereby consent to the incorporation by reference of our report included herein in this Form 10-K, into Phosphate Resource Partners Limited Partnership's previously filed Registration Statements on Form S-3 (File No. 33-37441).


                                /s/ ARTHUR ANDERSEN LLP
                                ---------------------------------------
                                ARTHUR ANDERSEN LLP

New Orleans, Louisiana
March 30, 1998